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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 19, 2001


                            MFN FINANCIAL CORPORATION
               (Exact name of registrant as specified in charter)

                           ___________________________


          DELAWARE                                              36-3627010
(State or other jurisdiction         1-10176                   (IRS Employer
       of incorporation)      (Commission File Number)       Identification No.)

          100 FIELD DRIVE
        LAKE FOREST, ILLINOIS                                 60045
(Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (847) 295-8600


                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.
         -------------

     On November 19, 2001, MFN Financial Corporation and Consumer Portfolio Services, Inc. announced the signing of a definitive merger agreement under which Consumer Portfolio Services, Inc. will acquire MFN Financial Corporation. Attached as Exhibit 2.1 is the definitive merger agreement, which is incorporated herein by reference and constitutes a part of this report. Attached as Exhibits 99.1 and 99.2 are copies of the press releases relating to the merger agreement, which are incorporated herein by reference and constitute a part of this report.

ITEM 7(c).      EXHIBITS.
                ---------

Exhibit 2.1 Agreement and Plan of Merger among Consumer Portfolio Services, Inc., CPS Mergersub, Inc. and MFN Financial Corporation dated as of November 18, 2001.

Exhibit 99.1    Press Release dated November 19, 2001.

Exhibit 99.2    Press Release dated November 19, 2001.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 19, 2001


                                MFN Financial Corporation


                                By:  /s/ Jeffrey B. Weeden
                                     -------------------------------------------
                                Its:  President and Chief Executive Officer

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                                INDEX TO EXHIBITS

EXHIBIT NO.     DESCRIPTION
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2.1             Agreement and Plan of Merger among Consumer Portfolio Services,
                Inc., CPS Mergersub, Inc. and MFN Financial Corporation dated as of November 18, 2001.

99.1            Press Release dated November 19, 2001.

99.2            Press Release dated November 19, 2001.

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